Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 7/15/03


Blended Coupon 5.9184%


Excess Protection Level
3 Month Average   5.77%
July, 2000   6.25%
June, 2000   5.15%
May, 2000   5.92%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.40%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$6,529,119,458.18